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                                                                 Exhibit 10.1


                                WAIVER AGREEMENT

                  This Waiver Agreement (this "Agreement") is entered into as of May 30, 2003 among Solectron Corporation, a Delaware corporation (the "Borrower"), Goldman Sachs Credit Partners L.P. ("GSCP"), as sole lead arranger, sole book runner and co-syndication agent, JPMorgan Chase Bank ("JPMorgan"), as co-syndication agent, The Bank of Nova Scotia ("Scotiabank"), as documentation agent, the lenders party hereto (each a "Lender," and collectively the "Lenders"), and Bank of America, N.A., as Administrative Agent.

                  The Borrower, GSCP, JPMorgan, Scotiabank, the Lenders, and the Administrative Agent entered into a Three-Year Credit Agreement dated as of February 14, 2002, which agreement was amended by an Amendment Agreement dated as of June 18, 2002, a Second Amendment Agreement dated as of August 19, 2002, and a Third Amendment Agreement dated as of February 13, 2003 (as in effect as of the date of this Agreement, the "Credit Agreement").

                  The Borrower has requested that the Lenders agree to waive non-compliance with certain provisions of the Credit Agreement. The Lenders party hereto have agreed to such request, subject to the terms and conditions hereof.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; Interpretation.

                  (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                  (b)      The rules of interpretation set forth in Sections
1.02 and 1.05 of the Credit Agreement shall be applicable to this Agreement.

2. Waiver. Subject to and upon the conditions hereof, the Lenders party hereto hereby waive, effective as of the date of satisfaction of the conditions set forth in Section 5 (the "Effective Date"), non-compliance with Section 7.13(c) of the Credit Agreement (Cash Interest Coverage Ratio) (the "Waived Provision"), solely for the fiscal quarter ending May 31, 2003 (the "Applicable Quarter") and agree that failure of the Borrower to satisfy the Waived Provision as it relates to the Applicable Quarter shall not constitute a Default or Event of Default under the Credit Agreement; provided however, that the effectiveness of the waiver of the Waived Provision shall continue only so long as (i) the Cash Interest Coverage Ratio for the Applicable Quarter is at or above 1.6 to
1.0 and (ii) the Liquidity Ratio for the Applicable Quarter is at or above 1.3 to 1.0.

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3.       Fees. The Borrower shall pay (through the Administrative Agent) to each
Lender that executes and delivers this Agreement by no later than 12:00 p.m. (Pacific time) on May 30, 2003, a non-refundable waiver fee equal to 0.10% of such Lender's Revolving Loan Commitment as of the Effective Date. Such waiver fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Borrower pursuant to the Credit Agreement or this Agreement.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) After giving effect to this Agreement, the execution, delivery and performance by the Borrower of this Agreement have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                  (c) This Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (d) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that (i) for purposes of this Section 4(d) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) this
Section 4(d) shall take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Borrower to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

                  (e) There has occurred since February 13, 2003, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (f) The Borrower is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

                  (g) The Borrower's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

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5.       Conditions of Effectiveness.

                  (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

                           (1)      The Administrative Agent shall have received
from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Agreement.

                           (2)      The Administrative Agent shall have received
the consent of the Subsidiaries of the Borrower party to the Pledge Agreement, the Interco Subordination Agreement, the Security Agreement or the Guaranty, in form and substance satisfactory to the Administrative Agent, in their capacities as such to the execution and delivery hereof by the Borrower.

                           (3)      The Administrative Agent shall have received
evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 3 of this Agreement and any costs and expenses payable under Section 6(g) of this Agreement (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

                           (4)      The Administrative Agent shall have received
all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                           (5)      The representations and warranties
in Section 4 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

                  (b) For purposes of determining compliance with the conditions specified in Section 5(a), each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

                  (c) Except as expressly contemplated hereby, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

                  (d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.


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6.       Miscellaneous.

                  (a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future. Nothing contained herein shall be deemed a waiver or consent in respect of (or otherwise affect the Administrative Agent's or the Lenders' ability to enforce) any Default not explicitly waived by Section 2, including
(a) any Default or Event of Default that may now exist or hereafter arise from or otherwise be related to the Waived Provision, and (b) any Default or Event of Default arising at any time after the Effective Date and which is similar in type to the Waived Provision.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto. This Agreement may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                  (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Credit Agreement or the other Loan Documents.

                  (g) The Borrower agrees to pay or reimburse Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacity as Collateral Agent and as

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Administrative Agent), GSCP, JPMorgan and Scotiabank in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                           (h)      This Agreement shall constitute a Loan
Document.

                                    [signature pages follow]


                                        5

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed as of the date first above written.

                                        SOLECTRON CORPORATION

                                        By: /s/ Robert Aeschliman
                                            ------------------------------------
                                            Name: Robert Aeschliman
                                            Title: Assistant Secretary

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent and Lender

                                        By: /s/ James P. Johnson
                                            ------------------------------------
                                            Name: James P. Johnson
                                            Title: Managing Director

                                             GOLDMAN SACHS CREDIT PARTNERS L.P.

                                             By: /s/ Sandra Stulberger
                                                --------------------------------
                                                 Name: Sandra Stulberger
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA

                                             By: /s/ Kemp Leonard
                                                --------------------------------
                                                Name: Kemp Leonard
                                                Title: Director

                                             BNP PARIBAS

                                             By: /s/ Rafael C. Lumanian
                                                -------------------------------
                                                Name: Rafael C. Lumanian
                                                Title: Director

                                             By: /s/ Jean Plassard
                                                --------------------------------
                                                Name: Jean Plassard
                                                Title: Managing Director

                                             CSAM FUNDING II

                                             By: /s/ Andrew H. Marshak
                                                --------------------------------
                                                Name: Andrew H. Marshak
                                                Title: Authorized Signatory

                                             THE DEVELOPMENT BANK OF
                                             SINGAPORE LTD., LOS ANGELES
                                             AGENCY

                                             By: /s/ Charles Ong
                                                --------------------------------
                                                Name: Charles Ong
                                                Title: General Manager

                                             FLEET NATIONAL BANK

                                             By: /s/ Greg Roux
                                                --------------------------------
                                                Name: Greg Roux
                                                Title: Director

                                             JPMORGAN CHASE BANK

                                             By: /s/ William Rindfuss
                                                --------------------------------
                                                Name: William Rindfuss
                                                Title: Vice President

                                             MORGAN STANLEY
                                             SENIOR FUNDING, INC.

                                             By:________________________________
                                                Name:
                                                Title:

                                             THE ROYAL BANK OF SCOTLAND PLC

                                             By:________________________________
                                                Name:
                                                Title:

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                                             STANDARD CHARTERED BANK

                                             By:________________________________
                                                Name:
                                                Title:

                                             By:________________________________
                                                Name:
                                                Title: